                                                                Exhibit 10.30.15

                            AMENDMENT NUMBER FIFTEEN
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------


     THIS AMENDMENT NUMBER FIFTEEN TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 7th day of August, 1997, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman"; and together with Alter, "Pledgor").

     WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and
                                                               ---------

     WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Holiday Inn Stadium - San Diego, California (the "Hotel") and the execution of the Lease Agreement for such Hotel.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  For purposes of this Amendment, all capitalized terms
         -------------
used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

     2.  Units Pledged.  In order to secure the lien of the pledge in favor of
         -------------
Secured Party in the Units pledged to secure the Lease Agreement for the Hotel, Exhibit A to the Agreement is hereby amended and restated in its entirety to
---------
read in full as attached hereto as Exhibit A.
                                   ---------

     3.  Force and Effect.  Except to the extent modified by this Amendment, all
         ----------------
of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                   PLEDGOR

                                   /s/ ROBERT A. ALTER
                                   --------------------------
                                   Robert A. Alter

                                   /s/ CHARLES L. BIEDERMAN
                                   -------------------------
                                   Charles L. Biederman

                                   SECURED PARTY
                                   SUNSTONE HOTEL INVESTORS, L.P.
                                   a Delaware limited partnership

                                   By:  Sunstone Hotel Investors, Inc.
                                        a Maryland corporation,
                                        Its General Partner

                                        By:/s/ ROBERT A. ALTER
                                           -------------------
                                               Robert A. Alter
                                        Its:   President

                                   EXHIBIT A
                                   ---------

                      Percentage Leases & Pledge of Units

                                         Number of
                                         Allocable      Third
Percentage                Four Months      Units      Anniversary      Initials
Lease                      Base Rent      Pledged        Date         of Pledgor
-----                      ---------      -------        ----         ----------
Hampton Inn -              $  188,750     19,868   August 16, 1998      CLB/RAA
  Denver S.E., CO

Hampton Inn -              $  150,000     15,790   August 16, 1998      CLB/RAA
  Pueblo, CO

Courtyard by Marriott -    $  135,000     14,211   August 16, 1998      CLB/RAA
  Fresno, CA

Hampton Inn -              $  158,667     16,702   August 16, 1998      CLB/RAA
  Mesa, AZ

Holiday Inn -              $  125,000     13,158   August 16, 1998      CLB/RAA
  Steamboat Springs, CO

Holiday Inn -              $  142,000     14,947   August 16, 1998      CLB/RAA
  Craig, CO

Holiday Inn -              $   53,333      5,614   August 16, 1998      CLB/RAA
  Provo, UT

Hampton Inn -              $  161,000     16,947   August 16, 1998      CLB/RAA
  Silverthorne, CO

Best Western -             $  220,000     23,158   August 16, 1998      CLB/RAA
  Santa Fe, NM

Hampton Inn -              $  132,000     13,895   August 16, 1998      CLB/RAA
  Arcadia, CA

Hampton Inn -              $  139,333     13,933   December 13, 1998    CLB/RAA
  Oakland, CA

Cypress Inn -              $  189,000     17,182   February 2, 1999     CLB/RAA
  Kent, WA

Cypress Inn -              $  107,917      9,811   February 2, 1999     CLB/RAA
  Poulsbo, WA

Cypress Inn -              $  145,667     13,242   February 2, 1999     CLB/RAA
  Clackamas, WA

Cypress Inn -              $  121,000     11,000   February 2, 1999     CLB/RAA
  Portland, OR

Courtyard By Marriott -    $  142,000     14,025   April 1, 1999        CLB/RAA
  Riverside, CA

Holiday Inn Select -       $  270,000     24,828   June 28, 1999        CLB/RAA
  Renton, WA

                                         Number of
                                         Allocable      Third
Percentage                Four Months      Units      Anniversary      Initials
Lease                      Base Rent      Pledged        Date         of Pledgor
-----                      ---------      -------        ----         ----------
Comfort Suites -           $  240,000     24,615   August 13, 1999      CLB/RAA
  So. San Francisco, CA

Days Inn -                 $   90,000      9,231   August 13, 1999      CLB/RAA
  Price, UT

Residence Inn -            $  100,000      9,524   September 20, 1999   CLB/RAA
  Highlands Ranch, CO

Holiday Inn -              $  100,000      9,090   October 29, 1999     CLB/RAA
  Flagstaff, AZ

Holiday Inn -              $  268,666     24,424   October 29, 1999     CLB/RAA
  Mesa, AZ

Hampton Inn -              $  115,400     10,455   October 29, 1999     CLB/RAA
  Tucson, AZ

Radisson Suite -           $  363,400     29,665   December 19, 1999    CLB/RAA
  Oxnard, CA

Ramada Hotel -             $  335,530     25,810   January 17, 2000     CLB/RAA
  Cypress, CA

Holiday Inn Harbor View -  $  289,033     22,233   January 17, 2000     CLB/RAA
  San Diego, CA

Hawthorn Suites -          $  367,533     26,479   March 10, 2000       CLB/RAA
  Kent, WA

Holiday Inn -              $  501,992     38,232   March 31, 2000       CLB/RAA
  La Mirada, CA

Fountain Suites -          $  528,900     39,529   May 6, 2000          CLB/RAA
  Sacramento, CA

Ramada Plaza - Old Town    $  387,000     29,208   June 11, 2000        CLB/RAA
  San Diego, CA

Best Western -             $  191,088     12,955   July 17, 2000        CLB/RAA
  Lynnwood, CO

Holiday Inn Stadium -      $  243,332     16,497   August 7, 2000       CLB/RAA
  San Diego, CA

COMBINED TOTALS:           $6,702,541    586,258*                       CLB/RAA

* Maximum number of units pledged is 481,955 pursuant to Section 1(a) of the Agreement.

                                      A-2